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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           CAPITAL TITLE GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

March 20, 2003


Dear Shareholders,

     Enclosed are the Annual Report and Proxy materials for Capital Title Group, which I think you will find informative and impressive. We are working hard to grow the Company and increase the value of your investment.

     We are asking for shareholder approval on an increase to the number of shares authorized for issuance under the Company's stock option plans. While we understand the concern over dilution to existing shareholders, these options are a valuable tool to fulfill the goal stated above of growing the Company and increasing shareholder value. These options allow us an EDGE IN RECRUITING AND RETAINING EMPLOYEES who can assist with that goal. Unlike many companies, the option plans are not limited to a select group of top management, but rather are spread to all levels of the organization to align the interest of employees with those of shareholders.

     The Board of Directors and I would like to encourage you to vote for the approval to the increase by 750,000 shares the number of shares of common stock authorized for issuance under the Company's 1996 Stock Option Plan and for the approval to increase by 150,000 shares the number of shares of common stock authorized for issuance under the Company's Non-Employee Directors Stock Option Plan.

     Thank you for your continued support of Capital Title and we look forward to seeing you at the upcoming Annual Meeting of Shareholders.


Sincerely,

/s/ Donald R. Head

Donald R. Head
Chairman, President and Chief Executive Officer

                            CAPITAL TITLE GROUP, INC.
                            2901 East Camelback Road
                             Phoenix, Arizona 85016

                     --------------------------------------
                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 2003
                     --------------------------------------

To Our Stockholders:

     The 2003 Annual Meeting of Stockholders (the "Meeting") of Capital Title Group, Inc. (the "Company") will be held at 10:00 a.m., M.S.T., on Wednesday, May 21, 2003, at the offices of The Miller Group, 4909 East McDowell Road, Phoenix, Arizona 85008, for the following purposes:

     1.   To elect two directors to serve for three-year terms;

     2. To ratify the selection KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2003;

     3. To approve an increase of 750,000 shares to the number of shares of Common Stock authorized for issuance under the Company's 1996 Stock Option Plan;

     4. To approve an increase of 150,000 shares to the number of shares of Common Stock authorized for issuance under the Company's Non-Employee Directors Stock Option Plan; and

     5. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. Management is presently aware of no other business to come before the meeting.

     The Board of Directors has fixed the close of business on Wednesday, March 5, 2003 as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof (the "Record Date").

     The increase in the number of shares available under stock option plans, as described in further detail in the accompanying Proxy Statement, is recommended by the Board of Directors to recruit and retain those individuals upon whose efforts the Company relies for the continued success, development and growth of its business.

     All stockholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting, however, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the accompanying postage prepaid envelope. Any stockholder attending the Meeting may vote in person even if he or she previously returned a proxy.

                                        MARK C. WALKER
                                        SECRETARY

Phoenix, Arizona
March 21, 2003

                            CAPITAL TITLE GROUP, INC.
                            2901 East Camelback Road
                             Phoenix, Arizona 85016

                                 PROXY STATEMENT

--------------------------------------------------------------------------------
             IMPORTANT: IT IS IMPORTANT THAT YOUR SHAREHOLDINGS BE
                          REPRESENTED AT THIS MEETING.
     PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD
            IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE
                        IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                            VOTING AND OTHER MATTERS

GENERAL

     The enclosed proxy is solicited on behalf of Capital Title Group, Inc., a Delaware corporation (the "Company"), by the Company's board of directors (the "Board of Directors") for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 21, 2003 (the "Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at the offices of The Miller Group, 4909 East McDowell Road, Phoenix, Arizona 85008.

     These proxy solicitation materials were mailed on or about March 28, 2003 to all stockholders entitled to vote at the Meeting.

VOTING SECURITIES AND VOTING RIGHTS

     Stockholders of record at the close of business on March 5, 2003 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 17,985,718 shares of the Company's Common Stock, $.001 par value (the "Common Stock").

     The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Meeting. Each Stockholder voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Meeting. The affirmative vote of a plurality of the outstanding shares of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote (assuming that a quorum is present) is required for the election of directors.

     Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

     When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. If no specification is indicated, the shares will be voted (i) "for" the election of Robert B. Liverant and Stephen A McConnell to the Company's Board of Directors; (ii) "for" the ratification of the appointment of KPMG LLP ("KPMG") as the independent auditors of the Company for the year ending December 31, 2003; (iii) "for" the ratification to increase by 750,000 shares the number of shares of Common Stock authorized for issuance under the Company's 1996 Stock Option Plan; and (iv) "for" the ratification to increase by 150,000 shares the number of shares of Common Stock authorized for issuance under the Company's Non-Employee Directors Stock Option Plan and (v) "for" with respect to any other matters that may come before the meeting, as recommended by the Board of Directors or, if no such recommendation is given, at the discretion of the persons named in the attached proxy.

REVOCABILITY OF PROXIES

     Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

SOLICITATION

     The cost of soliciting proxies, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation will be primarily by mailing this Proxy Statement to all stockholders entitled to vote at the Meeting. The Company may reimburse brokers, banks and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or facsimile, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

     The 2002 Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Compensation Committee's Report on Executive Compensation", "Audit Committee Report" and "Performance Graph" below shall not be deemed "filed" with the Securities and Exchange Commission (the "SEC") or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The Company will provide upon written request, without charge to each stockholder of record as of the Record Date, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 as filed with the SEC. Any exhibits listed in the Form 10-K report will also be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such request should be directed to the Company's Secretary at the Company's executive offices at 2901 East Camelback Road, Phoenix, Arizona, 85016.

             INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

     The names, ages, and certain information concerning the Company's current directors and executive officers are set forth below.

NAME                        AGE         POSITION
----                        ---         --------
Donald R. Head              64          Chairman of the Board; President; and
                                        Chief Executive Officer
Mark C. Walker              42          Vice President; Chief Financial Officer;
                                        Secretary; and Treasurer
David C. Dewar              40          Director
Terry S. Jacobs             60          Director
Theo F. Lamb                60          Director
Robert B. Liverant          73          Director
Stephen A McConnell         50          Director
Ben T. Morris               56          Director

     DONALD R. HEAD is a co-founder of the Company's wholly owned operating subsidiary, Capital Title Agency, Inc. ("Capital Title") and has served as its Chairman of the Board since its inception in 1981. Mr. Head is also the Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Head co-founded Centurian Development and Investments, Inc., a custom designer and builder of residential homes, and is also a partner in America West Capital One LLC, a residential real estate developer in Yavapai County, Arizona. Mr. Head has previously served as a board member for both U.S. and Canadian public companies. He graduated from Arizona State University with a BA in Business and holds a law degree from the University of Arizona.

     MARK C. WALKER has served as Vice President and Chief Financial Officer of the Company since March 1998. Prior thereto, Mr. Walker had served as Vice President and Chief Financial Officer of Main Street and Main Incorporated, a publicly traded company, since February 1993. From July 1988 to February 1993, Mr. Walker was Controller of the OEM Division of Executone Information Systems, Inc. He is a graduate of the University of Northern Iowa and is a Certified Public Accountant.

     DAVID C. DEWAR has served on the Board of Directors since August 1997. Mr. Dewar is Principal of Trillium Residential, LLC. Trillium is a Phoenix based developer, builder, owner and manager of institutional quality apartment communities in California and Arizona. Mr. Dewar is also on the Board of Directors for Fresh Start Organization, a Phoenix based women's help charity. He holds a Bachelor of Technology Degree in Architectural Science and a Certificate of Economics from Ryerson Polytechnical University in Toronto.

     TERRY S. JACOBS has been appointed a Director of the Company effective April 2002. Mr. Jacobs is Chairman of the Board and CEO of Regent
Communications, Inc. (II) which was established in late 1996. Regent Communications owns and operates 75 stations clustered in 17 markets. Regent's stock is traded on NASDAQ under the symbol "RGCI." Mr. Jacobs served as President and CEO of a privately held radio broadcast company that he co-founded in 1993 and which acquired and operated 16 radio stations until its merger into Jacor Communications, Inc. in February 1997. Mr. Jacobs is currently a member of the Board of Directors of National Grange Mutual Insurance. He holds a BBA and Masters of Actuarial Science from Georgia State University.

     THEO F. LAMB is a co-founder of Capital Title Agency, Inc. and has served as a Director of Capital Title since its inception in 1981. Mr. Lamb has been a Director of the Company since May 1996. He is the owner of Lamb Chevrolet, Inc. in Prescott, Arizona, a retail car dealership for Cadillac, Oldsmobile, Chevrolet, Subaru and Nissan automobiles. He has served as a member of the Chevrolet and Subaru National Dealer Counsels and was elected to the Regional Dealer Counsels for Oldsmobile and Cadillac. He was the managing partner in several land and commercial property developments in the Prescott area. Mr. Lamb is a graduate of Southern Methodist University holding a BS degree in Business.

     ROBERT B. LIVERANT has been a Director of the Company since May 1996. Mr. Liverant is a retired Chartered Accountant who was a Senior Partner in the firm of Liverant Yip and Co. in British Columbia for 20 years, specializing in audits of public companies. Mr. Liverant was also a partner in the firm of Smythe Ratcliffe and Associates and a member of the firm of Pannell Kerr Forester, an international accounting firm. He has served as a director of more than 15 Canadian public companies. Mr. Liverant holds a BA degree from the University of British Columbia.

     STEPHEN A MCCONNELL has been a Director of the Company since September 1996. He is the President of Solano Ventures, a firm involved in private capital investments. He is currently Chairman of G-L Industries, LLC, a Salt Lake City-based manufacturer of wood glu-lam beams used in the construction industry. He has served, between 1991 and 1997, as Chairman of the Board and majority stockholder in Mallco Lumber & Building Materials, Inc., a wholesale distributor of construction lumber and doors. From 1991 to 1995, Mr. McConnell was President of Belt Perry Associates, Inc., a property tax appeal firm. He was President and Chief Executive Officer of N-W Group, Inc., a publicly held corporation, from 1985 through 1991. Mr. McConnell presently serves on the boards of Vodavi Technology, Inc., Mobile Mini, Inc. and Miracor Diagnostics, Inc. Mr. McConnell holds a BA from Harvard College and an MBA from Harvard Business School.

     BEN T. MORRIS has been a director of the Company since May 1998. He is Chief Executive Officer and a director of Sanders Morris Harris Group, a financial services firm which he co-founded in 1987. Sanders Morris Harris is a market maker for the Company's Common Stock and acted as placement agent for the Company's $5.0 million private placement in April 1999. He is also a director of American Equity Investment Life Holding Company and Tyler Technologies, Inc. Mr. Morris has a BBA from the University of North Texas and is a licensed certified public accountant in the state of Texas.

     There are no family relationships among any of the Directors.

MEETINGS OF THE BOARD OF DIRECTORS. During the year ended December 31, 2002, the Board of Directors of the Company met on eight occasions. Each of the Directors attended 75% or more of the meetings of the Board of Directors and of the meetings held by such committees of the Board on which he served, with the exception of Mr. Jacobs, who was not appointed to the Audit Committee until October 2002.

AUDIT COMMITTEE. The Audit Committee, which has adopted a formal written charter, makes recommendations to the Board concerning the selection of outside auditors, reviews the financial statements of the Company and considers such other matters in relation to the internal controls and external audit of the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement. The Audit Committee is composed of outside directors who are not officers or employees of the Company or its subsidiaries. In the opinion of the Board, and as "independent" is defined under current standards of the NASD, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee. The Audit Committee, comprised of David C. Dewar, Terry S. Jacobs, Robert B. Liverant and Stephen A McConnell, held five meetings in 2002.

COMPENSATION COMMITTEE. The Compensation Committee, which was formed on April 8, 1997, reviews all aspects of compensation of executive officers of the Company and makes recommendations on such matters to the full Board of Directors. The Compensation Committee, comprised of Terry S. Jacobs, Theo F. Lamb and Ben T. Morris, held one meeting during 2002.

     All current committee members are expected to be nominated for re-election at a Board meeting to be held following the Annual Meeting of Shareholders.

COMPENSATION OF DIRECTORS

     During 2002, non-employee directors receive a fee of $1,000 per month plus $500 for each audit and/or compensation committee meeting attended. In addition, non-employee directors are entitled to receive regular stock option grants under the Directors Plan and to receive reimbursement for reasonable expenses incurred in attending board meetings. Effective in February 2003, non-employee directors will also receive $1,250 for each board meeting attended in person and $625 for each board meeting attended by telephone. In addition, each committee chairperson will receive $750 for each audit and/or compensation meeting attended.

                             EXECUTIVE COMPENSATION

     The following table summarizes all compensation earned by the Company's Chief Executive Officer and the Company's other most highly compensated executive officers (the "Named Executive Officers") who received salary and bonus in excess of $100,000 for services rendered to the Company during the years ended December 31, 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation
                                ---------------------------------------------   Restricted   Securities
     Name and                                                    Other Annual      Stock     Underlying    LTIP        All Other
Principal Position              Year       Salary    Bonus (4)   Compensation    Award(s)     Option(s)   Payouts   Compensation (1)
------------------              ----      --------   ---------   ------------   ----------   ----------   -------   ----------------
Donald R. Head, Chairman        2002      $200,000   $400,000         -0-           -0-          -0-        -0-        $ 10,600
of the Board, President         2001       200,000    256,977         -0-           -0-          -0-        -0-          10,600
and Chief Executive             2000       200,000        -0-         -0-           -0-          -0-        -0-          12,026
Officer

Dale A. Head,                   2002(2)   $161,250   $ 31,000         -0-           -0-          -0-        -0-        $  7,000
Executive Vice President        2001       175,000     69,119         -0-           -0-          -0-        -0-           7,000
                                2000       150,000      2,330         -0-           -0-          -0-        -0-           7,982

Mark C. Walker, Vice            2002      $145,000   $ 95,000         -0-           -0-          -0-        -0-        $  7,000
President, CFO,                 2001       145,000     59,370         -0-           -0-          -0-        -0-           7,000
Treasurer and Secretary         2000       120,000      1,870         -0-           -0-          -0-        -0-           7,515

----------
     (1) Includes car allowance and the Company's contribution to the 401(k) plan.
     (2) Mr. D. A. Head resigned as Executive Vice President of the Company in July 2002. However, Mr. D. A. Head remains General Manager of the Company's legal and human resources department.

     The following table sets forth information concerning individual grants of stock options made to the Named Executive Officers during the year ended December 31, 2002.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                       Percent of Total Options
                           Options      Granted to Employees in   Exercise Price
Name                     Granted (#)          Fiscal Year            ($/share)     Expiration Date
----                     -----------   -------------------------  --------------   ---------------
Donald R. Head             100,000                6.4%                 $2.55           12/13/07
Mark C. Walker              50,000                3.2%                 $2.55           12/13/07

     The following table sets forth certain information concerning each exercise of stock options during the year ended December 31, 2002 by the Named Executive Officers and the aggregated fiscal year-end value of the unexercised options of such Named Executive Officers.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                      OPTION VALUE AS OF DECEMBER 31, 2002

                                                                                            Value of Unexercised
                                                     Number of Unexercised Options              In-the-Money
                      Shares            Value            at Fiscal Year End (#)      Options at Fiscal Year End ($)(1)
                    Acquired on     Realized Upon    -----------------------------   ---------------------------------
Name                Exercise (#)     Exercise ($)    Exercisable     Unexercisable   Exercisable         Unexercisable
----                ------------     ------------    -----------     -------------   -----------         -------------
Donald R. Head           -0-          $     -0-          -0-            250,000       $     -0-            $ 13,500
Dale A. Head          20,000             23,000          -0-            100,000             -0-               9,000
Mark C. Walker           -0-                -0-          -0-            150,000             -0-               9,000

----------
     (1) Based on the bid price of the Common Stock of $2.54 per share as reported on the Nasdaq Smallcap Market on December 31, 2002.

          EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2002

     Following is a summary of securities covered by outstanding options, warrants and rights to acquire securities, as well as securities issuable through future awards under equity compensation plans without giving effect to the proposed increase to the shares available for issuance under the option plans that are described herein.

     Equity compensation plans approved by security holders include the Company's two stock option plans discussed below. The equity compensation plans not approved by security holders include warrants to purchase up to 300,000 shares of common stock issued in September 2002 in conjunction with an acquisition of Nations Holding Group, which entitled the holder to purchase the Company's common stock at $2.27 per share until September 2007.

                                                                                                     (c)
                                    (a)                            (b)                ------------------------------
                        --------------------------      -------------------------     Number of securities remaining
                        Number of securities to be      Weighted-average exercise      available for future issuance
                          issued upon exercise of         price of outstanding           under equity compensation
                           outstanding options,             options, warrants           plans (excluding securities
    Plan Category           warrants and rights                and rights                reflected in column (a) )
    -------------           -------------------                ----------                -------------------------
Equity compensation
plans approved by
security holders                 3,783,000                        $2.09                           377,550

Equity compensation
plans not approved
by security holders                300,000                        $2.27                             N/A

        Total                    4,083,000                        $2.10                           377,550

STOCK OPTION PLANS

1996 STOCK OPTION PLAN

     The Company's 1996 Stock Option Plan (the "1996 Plan") currently authorizes the Board to grant options to employees of the Company to purchase up to an aggregate of 4,900,000 shares of Common Stock. Officers and other employees of the Company who, in the opinion of the Board of Directors, are responsible for the continued growth and development and the financial success of the Company are eligible to be granted options under the 1996 Plan. Options may be non-qualified options, incentive stock options, or any combination of the foregoing. In general, options granted under the 1996 Plan are not transferable and expire five years after the date of grant. The per share exercise price of an incentive stock option granted under the 1996 Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options granted to persons who have voting control over 10% or more of the Company's capital stock are granted with an exercise price of at least 110% of the fair market value of the underlying shares on the date of grant. No option may be granted after May 23, 2006.

     The 1996 Plan provides the Board of Directors with the discretion to determine when options granted thereunder will become exercisable. Unless otherwise provided, 50% of the options granted may be exercised after two years from the date of grant and the remaining 50% of the options may be exercised after three years from the date of grant at any time prior to expiration, so long as the optionee remains employed by the Company. No option granted under the 1996 Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

     As of March 14, 2003, there are options to purchase 3,379,400 shares of Common Stock outstanding under the 1996 Plan, with exercise prices ranging from $1.00 to $3.50 per share.

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Company also has a Non-Employee Directors Stock Option Plan (the "Directors Plan"), under which only non-employee directors are eligible to receive options. Options to purchase up to 600,000 shares are authorized for issuance under the Directors Plan. As of March 14, 2003, there are options to purchase 350,000 shares of Common Stock outstanding under the Directors Plan at exercise prices ranging from $1.00 to $3.63 per share. All options granted under the Directors Plan will be subject to the same vesting schedule applicable to options granted under the 1996 Plan. All options granted or to be granted under the Directors Plan are non-qualified stock options.

     Each non-employee director who joins the Board of Directors receives an initial grant of options to acquire 15,000 shares of the Company's Common Stock. In addition to the foregoing option grants, each year, every non-employee director automatically receives options to acquire 10,000 shares of the Company's Common Stock on the third business day following the date the Company publicly announces its annual financial results; provided that such director has attended at least 75% of the meetings of the Board of Directors and of the Board Committees of which such director is a member in the preceding fiscal year. The exercise price of all options granted under the Directors Plan is the fair market value of the Company's Common Stock on the date of grant.

     No option granted under the Directors Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

EMPLOYMENT AGREEMENTS

     DONALD R. HEAD. On June 1, 1996, Donald R. Head entered into an Employment Agreement with the Company, which provides for his services as Chairman of the Board, President and Chief Executive Officer (as subsequently amended and in effect on the date hereof, the "Head Agreement"). The Head Agreement is for a five-year term with an amended commencement date of April 1, 1998. The Head Agreement is extended one additional year on the first anniversary after the commencement date, and on each succeeding anniversary thereafter, subject to cancellation of any further extensions on 60-day notices given prior to the next applicable anniversary date. The Head Agreement may be terminated by the Company for cause, including upon (i) conviction of a willful or intentional crime, (ii) absence from work for more than 180 consecutive days and (iii) the material failure by Mr. Head to perform his duties.

     The Head Agreement currently provides for annual base salary of $270,000, plus an annual bonus equal to 4% of the Company's pretax net profits on all Company operations and reflecting certain adjustments, calculated according to accounting principles generally accepted in the United States of America applicable to title insurance agencies consistently applied but without giving effect to certain employee bonus payments; provided, that the bonus amount shall not exceed 200% of base salary as in effect on the date hereof. Such bonus shall be determined and paid within three months following the end of each fiscal year. In addition, the Head Agreement provides for a car allowance of $800 per month.

     The Head Agreement provides that if Mr. Head's employment is terminated without cause and for reasons other than death or disability or if Mr. Head resigns for any reason during a two-year period following a Change-in-Control (as defined in the Head Agreement) of the Company, the Company will pay Mr. Head severance compensation in an amount equal to 300% of his annual base salary at such time.

     MARK C. WALKER. On March 7, 1998, Mark C. Walker entered into an Employment Agreement (the "Walker Agreement") with the Company. The term of the Walker Agreement is through March 2005 and base salary thereunder as of January 1, 2003 is $175,000 per year plus a car allowance of $500 per month.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE BY REFERENCE THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH WHICH FOLLOWS SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

COMPENSATION PHILOSOPHY

     Decisions on compensation of the Company's executive officers are made by the Compensation Committee of the Board of Directors. The Compensation Committee, which is responsible for setting and administering the policies that govern both annual compensation and stock ownership programs, held one meeting during 2002. In general, the compensation policies and practices are based upon the following subjective principles:

- Compensation programs should reflect and promote the Company's goals and reward individuals for contributions to the Company's success in achieving its goals.

- Compensation should be related to the value created for the Company' stockholders.

- Compensation programs should integrate both the long- and short-term strategies of the Company.

- Compensation programs should provide incentive for excellence in individual performance and promote teamwork among the Company's management.

- Compensation programs should be designed to attract and retain executives critical to the success of the Company.

- Stock ownership by management and stock-based compensation plans are beneficial in aligning management's and the stockholders' interest in the enhancement of stockholder value.

     Total compensation for each member of senior management is set at levels which the Compensation Committee believes are competitive in relation to companies of similar type and size; however, no independent investigation of such levels has been conducted by the Compensation Committee. The components of executive compensation include base salary, equity participation in the Company in the form of options to purchase common stock and a bonus program. Compensation for executive officers of the Company is usually set by the Board of Directors prior to the beginning of each fiscal year. Due to the level of compensation received by the executive officers of the Company, the Compensation Committee has not yet deemed it necessary to adopt a policy regarding the one million dollar cap on deductibility of certain executive compensation under
Section 162(m) of the Internal Revenue Code.

BASE SALARY

     The Compensation Committee establishes base salaries for the Company's executive officers at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position. In this regard, the Compensation Committee considers the compensation practices and corporate financial performance of similarly situated companies. In evaluating base salary levels, the Compensation Committee takes into account a number of factors, including (but not limited to) management's efforts to improve levels of sales and profitability and to expand the Company's markets. The Compensation Committee also takes into account management's consistent commitment to the long-term success of the Company through the development of new operations and through implementing strategic business acquisition opportunities.

     Based upon its evaluation of these factors, the Compensation Committee believes that senior management is dedicated to achieving long-term financial improvements and that the compensation policies, plans and programs administered by the Compensation Committee contribute to management's commitment. The Compensation Committee attempts to assimilate all of the foregoing factors when it renders its compensation decisions; however, the Compensation Committee recognizes that its decisions are primarily subjective in nature due to the subjective nature of the criteria. The Compensation Committee does not assign any specified weight to the criteria it considers.

     Base salary recommendations are fixed at levels which the Compensation Committee believes is paid to management with comparable qualifications, experience and responsibilities at other corporations of similar size engaged in businesses similar to that of Company.

STOCK OPTIONS

     The Compensation Committee administers the Company's 1996 Plan and have authorized a committee comprised of Donald R. Head and Mark C. Walker to determine those employees of the Company who are eligible to participate in the 1996 Plan. The exercise price of options granted under the 1996 Plan is never less than the fair market value of the Company's Common Stock on the day of grant. The number of options granted under the 1996 Plan are based upon the relative scope of accountability and the anticipated performance requirements and contributions of each participating employee, as well as each participating employee's current equity participation in the Company. During the fiscal year ended December 31, 2002, options to purchase up to 1,599,300 shares of Common Stock pursuant to the 1996 Plan were granted to various officers and employees of the Company and its subsidiaries.

BONUS COMPENSATION

     Certain officers have employment agreements with the Company that provide for the payment of bonus compensation in amounts determined based on Company profitability. The Compensation Committee also makes discretionary bonus payments to officers and employees. Determinations of the Compensation Committee with regard to the award of discretionary bonus compensation are generally based upon the Board's evaluation of the same factors described above under "Base Salary" and other subjective criteria.

CHIEF EXECUTIVE OFFICER

     Mr. Head has served as Chairman of the Board and Chief Executive Officer of the Company since its inception. As Chief Executive Officer, Mr. Head receives a base salary and is eligible to receive stock options under the 1996 Plan and is eligible to receive bonus compensation pursuant to a formula set forth in the Head Agreement described above. The Compensation Committee's evaluation process with respect to the Chief Executive Officer's compensation is comprised of the same components that are utilized by the Board in evaluating the compensation of other members of senior management.

                         Submitted by the Capital Title Group, Inc.
                         Compensation Committee of the Board of Directors

                         Theo F. Lamb, Chairman
                         Terry S. Jacobs
                         Ben T. Morris

                             AUDIT COMMITTEE REPORT

     The Audit Committee is responsible for, among other things, reviewing and discussing the audited financial statements with management, discussing with the Company's auditors information relating to the auditors' judgments about the quality of the Company's accounting policies and practices, reviewing the adequacy of the Company's internal controls and overseeing compliance with the Securities and Exchange Commission requirements regarding auditors' services and activities. At the recommendation of the Audit Committee, the Board of Directors approved an updated charter for the Audit Committee on February 28, 2003. The Charter has been attached as Appendix A to this proxy statement and will be included at least once every three years as required. The Audit Committee held five meetings in 2002 and believes it satisfied its responsibilities during the past year in compliance with its charter.

     The Audit Committee has reviewed the Company's financial statements for the fiscal year ended December 31, 2002, as audited by KPMG LLP, the Company's independent auditors, and has discussed with KPMG LLP the matters required to be discussed by Statement of Auditing Standards No. 61 regarding the codification of statements on auditing standards. Furthermore, the Audit Committee has received the written disclosures and the letter from KPMG LLP required by the Independence Standards Board Standard No. 1 and has discussed with KPMG LLP its independence.

                         Submitted by the Capital Title Group, Inc.
                         Audit Committee of the Board of Directors

                         Stephen A McConnell, Chairman
                         David C. Dewar
                         Terry S. Jacobs
                         Robert B. Liverant

     The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2001 and 2002, and fees billed for other services rendered by KPMG LLP.

                                                      2001               2002
                                                   ----------         ----------
Audit fees (1)                                     $   74,000         $  235,150
Audit related fees (2)                                  8,250              8,950
Tax fees (3)                                           17,105             21,770
All other fees                                             --                 --

1. Audit fees for 2002 include $51,000 for professional services rendered by KPMG LLP in connection with acquisitions and related SEC filings. Additionally, fees increased in 2002 related to the acquisition of Nations Holding Group in September 2002.

2. Audit related fees consist of fees for an audit of financial statements of the Company's 401(k) plan.

3. Tax fees consisted of fees for tax consultation and tax compliance services.

                             STOCK PRICE PERFORMANCE

     Set forth below is a line graph comparing the cumulative total return of the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market Index (U.S.) and a peer group of companies engaged in the title insurance industry (SIC codes 6360 - 6369) for the period from December 31, 1997 through December 31, 2002 (including the reinvestment of dividends, if any). The following graph assumes a $100 investment on December 31, 1997. Price data for the Company's Common Stock is based on the closing bid price for the relevant measurement dates as reported by the Nasdaq Small Cap. The performance graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under, and shall not otherwise be deemed filed under either the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference.

                                    [GRAPH]

                                       12/31/97  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02
                                       --------  --------  --------  --------  --------  --------
Capital Title Group, Inc.                $100      $ 86      $ 44      $ 23      $ 60      $ 64
Nasdaq Stock Market - U.S. Companies     $100      $141      $261      $157      $124      $ 86
Peer Group: SIC Codes  6360 - 6369
(Title Insurance)                        $100      $125      $ 79      $165      $116      $157

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
                                 AND MANAGEMENT

     The following table sets forth, as of March 5, 2003, the beneficial ownership of shares of Common Stock of the Company by (i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each Director, (iii) each Named Executive Officer and (iv) all Directors and executive officers of the Company as a group. This information was determined in accordance with Rule 13 (d)-3 under the Securities and Exchange Act of 1934, as amended, and is based upon the information furnished to the Company by the persons listed below. Except as otherwise indicated, each shareholder listed possesses sole voting and investment power with respect to the shares indicated as being beneficially owned.

                                                                           Number of Shares          Percent of
                            Name and Address (1)                          Beneficially Held         Ownership (2)
                            --------------------                          -----------------         -------------
     Donald R. Head (3)                                                       2,282,880  (4) (5)         12.7%
     Dale A. Head                                                               146,818  (4)              0.8%
     Mark C. Walker                                                              58,000  (5)              0.3%
     David C. Dewar                                                              50,000  (6)              0.3%
     Terry S. Jacobs                                                              2,000                   0.0%
     Theo F. Lamb                                                             2,293,723  (7)             12.7%
     Robert B. Liverant                                                         265,000  (8)              1.5%
     Stephen A McConnell                                                        142,037  (9)              0.8%
     Ben T. Morris                                                               87,037  (10)             0.5%
     All directors and executive officers as a group (9 persons)              5,177,495                  28.6%

----------
(1) Mailing address of each beneficial owner is c/o Capital Title Group, Inc. 2901 East Camelback Road, Phoenix, Arizona 85016.
(2) The percentages shown include the shares of Common Stock actually owned as of March 5, 2003 and the shares of Common Stock that the person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of March 5, 2003 upon the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.
(3)  Shares beneficially held in the Head Revocable Trust Dated April 1, 1975.
(4) During 1999, Mr. Donald R. Head granted an option to Mr. Dale A. Head to purchase 200,000 shares of Common Stock at $1.00 per share. This option may be exercised as to not to exceed 100,000 of the option shares not earlier than April 27, 2003, and as to the remaining shares, not later than April 27, 2006. The 100,000 vested shares underlying this option were included for Mr. Donald R. Head and Mr. Dale A. Head in computing the number of shares beneficially held and their percentage of ownership, but were only included once in computing the percentage ownership of all directors and officers as a group.
(5) During 1999, Mr. Donald R. Head granted an option to Mr. Mark C. Walker to purchase 100,000 shares of Common Stock at $1.00 per share. This option may be exercised as to not to exceed 50,000 of the option shares not earlier than April 27, 2003, and as to the remaining shares, not later than April 27, 2006. The 50,000 vested shares underlying this option were included for Mr. Donald R. Head and Mr. Walker in computing the number of shares beneficially held and their percentage of ownership, but were only included once in computing the percentage ownership of all directors and officers as a group.
(6) Includes options to purchase 25,000 shares of Common Stock for a weighted average of $2.35 per share.
(7) Includes options to purchase 30,000 shares of Common Stock for a weighted average of $2.46 per share.
(8) Includes options to purchase 30,000 shares of Common Stock for a weighted average of $2.13 per share.
(9) Includes options to purchase 20,000 shares of Common Stock for a weighted average of $2.69 per share.
(10) Includes options to purchase 35,000 shares of Common Stock for a weighted average of $2.61 per share.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the reports furnished to the Company, the Company has determined that Donald R. Head and Mark C. Walker did not timely file reports required under Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2002. Specifically, Mr. Head and Mr. Walker each filed, but not within the prescribed filing time period, a Form 4 relating to certain stock option grants made to them in December 2002. Other than as set forth in the preceding sentence, and based solely on review of the copies of such forms furnished to the Company, the Company believes that all other filing requirements applicable to its executive officers, directors, and greater than ten-percent owners were complied with during the fiscal year ended December 31, 2002.

                              PROPOSAL NUMBER ONE:
                              ELECTION OF DIRECTORS

     The Board of Directors currently consists of seven members and is divided into three classes, with the terms of two directors ("Class 3 Directors") expiring at the Annual Meeting, the terms of two directors ("Class 1 Directors") expiring at the 2004 annual meeting of stockholders and the terms of the remaining three directors ("Class 2 Directors") expiring at the 2005 annual meeting of stockholders. Each class of directors up for election each year will be elected for a three-year term. Accordingly, the terms of one class of directors, or approximately one-third of the Company's directors, expires each year.

     Robert B. Liverant and Stephen A McConnell have been nominated for election as Class 3 Directors. If elected, their terms will expire at the 2005 annual meeting of stockholders. Biographical information regarding each of these nominees is set forth elsewhere in this Proxy Statement.

     If any nominee should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available and to create an additional vacancy to be filled by the Board of Directors.

     The election of the director nominees will require the affirmative vote of a majority of the votes cast by the stockholders present at the meeting and entitled to vote. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ELECTION OF EACH OF THE FOREGOING NOMINEES.

                              PROPOSAL NUMBER TWO:
                          RATIFICATION OF SELECTION OF
                             INDEPENDENT ACCOUNTANTS

     The Company has appointed KPMG LLP as its independent auditors and principal accountants for the fiscal year ending December 31, 2003.

     The affirmative vote of a majority of the shares of Common Stock present or represented by valid proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of KPMG LLP as the Company's independent auditors and principal accountants for the fiscal year ending December 31, 2003. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF KPMG AS INDEPENDENT AUDITORS.

                              PROPOSAL NUMBER THREE
                       AMENDMENT OF 1996 STOCK OPTION PLAN

     The Company's 1996 Stock Option Plan (the "1996 Plan") currently authorizes the Board to grant options to employees of the Company to purchase up to an aggregate of 4,900,000 shares of Common Stock. The Board of Directors has determined that the 1996 Plan should be amended to increase the number of shares of Common Stock issuable pursuant to the 1996 Plan to 5,650,000 shares. The purpose of increasing the number of shares available for issuance under the 1996 Plan is to ensure that the Company will continue to be able to grant stock options as incentives to recruit and retain those individuals upon whose efforts the Company relies for the continued success, development and growth of its business. The Company plans to use this proposed increase in options to recruit new employees.

     As of December 31, 2002, there are 3,383,000 options outstanding under the 1996 Plan at a weighted average price of $2.11, and 1,234,450 options have already exercised and are included in the Company's Common Stock outstanding. As a result, there are only 282,550 options currently available under the 1996 Plan. The increase of 750,000 shares of common stock authorized for issuance is recommended by the Board of Directors to ensure that the Company has options available for the recruitment and retention of employees.

     Accordingly, the Board of Directors proposes to amend Section 3 of the 1996 Plan in its entirety to read as follows:

     "COMMON  STOCK  SUBJECT  TO THE PLAN.  Subject  to the  provisions  of
     Section 11 of the Plan, the maximum aggregate number of shares which many be optioned and sold under the Plan is Five Million Six Hundred Fifty Thousand (5,650,000) Shares of Common Stock. The Shares may be authorized, but unissued, or previously issued Shares acquired or to be acquired by the Company and held in treasury.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall, unless the Plan shall have been terminated, be available for future grants of Options."

     This amendment to the 1996 Plan has been approved by the Board of Directors and will be voted upon at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present or represented by valid proxy and entitled to vote at the Annual Meeting will be required to approve this amendment to the 1996 Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THIS AMENDMENT TO THE 1996 PLAN.

                              PROPOSAL NUMBER FOUR:
              AMENDMENT OF NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Company's Non-Employee Directors Stock Option Plan (the "Directors Plan") currently authorizes the Board to grant options to non-employee directors of the Company to purchase up to an aggregate of 600,000 shares of Common Stock. The Board of Directors has determined that the Directors Plan should be amended to increase the number of shares of Common stock issuable pursuant to the Directors Plan to 750,000 shares. The purpose of increasing the number of shares available for issuance under the Directors Plan is to ensure that the Company will continue to be able to grant stock options as incentives to attract and retain those individuals whose service as non-employee members of the Board of Directors will contribute to the continued success, development and growth of the Company's business.

     As of December 31, 2002, there are 400,000 options outstanding under the Directors Plan at a weighted average price of $1.91, and 105,000 options have already exercised and are included in the Company's Common Stock outstanding. As a result, there are currently only 95,000 options available under the Directors Plan. The increase of 150,000 shares of common stock authorized for issuance is recommended by the Board of Directors to ensure that the Company has options available for the recruitment and retention of directors.

     Accordingly, the Board of Directors proposes to amend Section 3 of the Directors Plan in its entirety to read as follows:

     "COMMON STOCK SUBJECT TO THE PLAN. Subject to increases and adjustments pursuant to Section 9 of the Plan, the number of shares reserved and available for distribution under the Plan shall be Seven Hundred Fifty Thousand (750,000). If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares covered by the Option shall, unless the Plan shall have been terminated, be available for future grants of Options."

This amendment to the Directors Plan has been approved by the Board of Directors and will be voted upon at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present or represented by valid proxy and entitled to vote at the Annual Meeting will be required to approve this amendment to the Directors Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THIS AMENDMENT TO THE DIRECTORS PLAN.

                              STOCKHOLDER PROPOSALS

     Any proposal for stockholder action at the next Annual Meeting of Stockholders to be held in 2004 presented by any stockholder, must be received by the Company's Secretary, at the Company's offices, not later than December 5, 2003, in order to be included in the Company's proxy statement and form of proxy for that meeting. Such proposals should be addressed to the Corporate Secretary, Capital Title Group, Inc., 2901 East Camelback Road, Phoenix, Arizona 85016. If a stockholder proposal is introduced at the 2003 Annual Meeting of Stockholders without any discussion of the proposal in the Company's proxy statement, and the stockholder did not notify the Company on or before February 14, 2003, as required by SEC Rule 14a-4(c)(1), of the intent to raise such proposal at the Annual Meeting of Stockholders, then proxies received by the Company for the 2003 Annual Meeting of Stockholders will be voted by the persons named as such proxies in their discretion with respect to such proposals. Notice of any such proposal is to be sent to the above address.

                                  OTHER MATTERS

     The Annual Meeting is being held for the purposes set forth in the Notice that accompanies this Proxy Statement. The Board of Directors is not presently aware of any business to be transacted at the Annual Meeting other than as set forth in such Notice. However, if other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote as recommended by the Board of Directors or, if no such recommendation is given, in accordance with their own discretion.

                         2002 ANNUAL REPORT ON FORM 10-K

     The Company files annual reports on Form 10-K with the SEC. A copy of the annual report for the fiscal year ended December 31, 2002 may be obtained, free of charge, upon written request by any stockholder to Capital Title Group, Inc., 2901 East Camelback Road, Phoenix, Arizona 85016, Attention: Stockholder Relations.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        DONALD R. HEAD
                                        CHAIRMAN OF THE BOARD

March 21, 2003

                                   APPENDIX A
                            CAPITAL TITLE GROUP, INC.
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

ORGANIZATION

There shall be a committee of the Board of Directors (the "Board") known as the Audit Committee (the "Audit Committee" or the "Committee"). The Audit Committee shall be composed of not fewer than three directors who meet the "independence" and qualification requirements of NASDAQ, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") and as such are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a committee member. At least one member of the Audit Committee shall be a financial expert as defined by the Commission (however, the lack of any such member shall not invalidate or otherwise affect actions taken by the Committee). One member of the Committee shall serve as chairman and a majority of its members shall constitute a quorum.


STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board in fulfilling the Board's responsibility to the stockholders relating to corporate accounting and financial reporting practices. The Committee recognizes that management shall be responsible for preparing the Company's financial statements and the independent auditor shall be responsible for auditing those financials. The Audit Committee shall provide an open avenue of communication between the independent auditor, management and the Board.

ACTIVITIES OF THE AUDIT COMMITTEE

     Following are four sets of activities in which the Audit Committee shall be engaged:

1.   CONTINUOUS (GENERAL)

     * Meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

     * Require that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Board Standard No. 1.

     * Instruct the independent auditor that they are ultimately accountable to the Board and the Committee and are to report directly to the Audit Committee.

     * Inquire of management and the independent auditor, about significant risks or exposures and review the steps management has taken to minimize such risks to the Company.

     *    Consider and review with management and the independent auditor:

          (a)  The  adequacy  of  the  Company's   internal  controls  including
               computerized information system controls and security.

          (b) Related findings and recommendations of the independent auditor along with management's responses.

     *    Consider and review with management and the independent auditor:

          (a) Significant findings during the year, including the status of previous audit recommendations.

          (b) Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information, and any significant disagreements with management.

          (c)  Any changes required on the planned scope of the audit.

     *    Meet  periodically   with  the  independent   auditor  and  management
          separately to discuss any matter that the Committee or these groups believe should be discussed privately with the Audit Committee.

     * Report periodically to the Board on significant results of the foregoing activities.

2.   CONTINUOUS (REPORTING SPECIFIC POLICIES)

     * Discuss with financial management and the independent auditor any relevant significant new financial reporting issues and practices brought to the attention of the Committee by the independent auditor.

     * Discuss with financial management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles estimates by management, and financial disclosures used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting policies and practices.

     * Inquire as to the auditor's views of management's choices of accounting policies as conservative, moderate or aggressive from the perspective of income, asset and liability recognition, and whether such policies are common practices.

     * Determine with regard to new significant transactions or events, the auditor's reasoning for the appropriateness of the accounting policies and disclosures adopted by management.

3.   SCHEDULED

     * Recommend the selection of the independent auditor for approval by the Board; determine the compensation of the independent auditor, and review and approve the dismissal of the independent auditor.

     * Oversee the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

     * Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

     * Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

     * Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     * Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

     * Form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

     * Review, in consultation with the independent auditor and management, the audit scope and plan for the audit of the annual financial statement.

     * Review with management and the independent auditor the results of annual audits and related comments with the Board and other committees as deemed appropriate, including;

          (a)  The  audit  of  the  Company's   annual   financial   statements,
               accompanying footnotes and its report thereon.

          (b) Any management letter or schedule of unadjusted differences provided by the independent auditor, and the Company's response to such letter or schedule.

          (c) Any significant changes required in the independent auditor's audit plan. (d) Any difficulties or disputes with management encountered during the course of the audit.

     * Review quarterly earnings reports with management and the independent auditor, prior to the release to the public of any financial related disclosures.

     * Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     * Arrange for the independent auditor to be available to the full Board, at least annually, to help provide a basis for the Board to recommend the appointment of the auditor.

     * Review periodically with general counsel, legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies and programs.

     * Review and update the Committee's Charter annually, and recommend any proposed changes to the Board for approval.

     * The Committee shall approve the report required by the rules of the Securities and Exchange Commission to be included in the Company's Proxy Statement.

4.   "AS NECESSARY"

     * Review and approve requests for any management or other consulting services to be performed by the Company's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit.

     * The Committee is empowered to investigate any matter brought to its attention, with the right to retain independent legal, accounting or other advisors to assist in the conduct of any investigation.

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including its internal audit staff, and the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company's internal policies and procedures

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      CAPITAL TITLE GROUP, INC. 2003 ANNUAL
                             MEETING OF STOCKHOLDERS

     The undersigned stockholder of CAPITAL TITLE GROUP, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated March 21, 2003, and hereby appoints Donald R. Head and Mark C. Walker, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of the Company, to be held on Wednesday, May 21, 2003, at 10:00 a.m., MST, at the offices of The Miller Group, 4909 East McDowell Road, Phoenix, Arizona and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.   ELECTION OF DIRECTORS:
        [ ] FOR all nominees listed below      [ ] WITHHOLD AUTHORITY to vote
                                                   (except as indicated) for all
                                                   nominees listed below:

     If you wish to withhold authority to vote for any individual nominees, strike a line through that nominee's name in the list below:

        Robert B. Liverant         Stephen A McConnell

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003:

        [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S 1996 OPTION PLAN BY 750,000 SHARES:

        [ ] FOR [ ] AGAINST [ ] ABSTAIN

4. PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN BY 150,000 SHARES:

        [ ] FOR [ ] AGAINST [ ] ABSTAIN

     and upon such matter or matters that may properly come before the meeting or any adjournment or adjournments thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                           (CONTINUED FROM OTHER SIDE)

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY; FOR THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S 1996 STOCK OPTION PLAN BY 750,000 SHARES; FOR THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN BY 150,000 SHARES; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorney-in-fact thereunder.

                              (This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants community property, both stockholders should sign.)

                              Dated: _____________________________________, 2003

                              __________________________________________________
                              (Signature)

                              __________________________________________________
                              (Signature if jointly held)

  PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.